                                                                   Exhibit 10.23

DATED                                                                       2004

(1)  ELCOM INTERNATIONAL, INC.

(2)  SMITH & WILLIAMSON CORPORATE FINANCE LIMITED

(3)  THE SEVERAL PERSONS NAMED AS INVESTORS

(4)  TWO DIRECTORS OF THE COMPANY NAMED AS DIRECTORS

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                                   AGREEMENT

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

                                    CONTENTS

CLAUSE                                                           PAGE
1   INTERPRETATION                                                 2
2   PLACING COMMITMENT                                             3
3   INVESTORS' REPRESENTATIONS AND UNDERTAKINGS                    6
4   DIRECTORS' REPRESENTATIONS                                     7
5   ANNOUNCEMENT                                                   7
6   GENERAL                                                        8
    SCHEDULE 1                                                    11
    SCHEDULE 2                                                    12

THIS AGREEMENT IS MADE ON                                                   2004

BETWEEN

(1) ELCOM INTERNATIONAL, INC a Company incorporated under the laws of Delaware having its principal office at 10 Oceana Way, Norwood, Massachusetts 02062, United States (the "Company");

(2) SMITH & WILLIAMSON CORPORATE FINANCE LIMITED (Registered No. 04533970) having its registered office at No. 1 Riding House Street, London, W1A 3AS ("S&WCF");

(3) THE SEVERAL PERSONS whose names and addresses are set out in Schedule 1 to this Agreement (the "Investors"); and

(4)   TWO DIRECTORS OF THE COMPANY whose names and addresses are set out in
      Schedule 2 to this agreement (the "Directors").

BACKGROUND

(A) The Company intends to raise not less than (pound)1.6 million (before expenses) and not more than (pound)1.9 million (before expenses) (or such other respective amounts as the parties may agree in writing) by way of placement of new common shares in the Company, for which application is to be made for admission to trading on AIM.

(B) The Company has engaged S&WCF to advise the Company in connection with the above-mentioned placing and proposed admission to AIM.

(C) The parties have now agreed upon and subject to the terms and conditions of this Agreement that the Investors shall pursuant to the above-mentioned placing each subscribe for new common shares of the Company to a value not less than the amount shown opposite his name in Schedule 1 and the Directors shall, to the extent that placing commitments are not obtained for (pound)1.9 million pursuant to the above-mentioned placing (but are obtained for (pound)1.6 million), each subscribe for new 10% senior convertible debentures (of the same class and on the same terms as the Company's existing debentures) to a value of up to the amount shown opposite his name in Schedule 2.

OPERATIVE PROVISIONS

1.    INTERPRETATION

1.1 In this Agreement the following expressions have the following meanings unless inconsistent with the context:-

      1.1.1 "Admission" means admission to trading on AIM of the existing and new common shares of the Company to be subscribed by the Investors and others pursuant to the Placing and such admission becoming effective in accordance with paragraph 6 of the AIM Rules;

      1.1.2 "AIM" means the Alternative Investment Market of the London Stock Exchange;

      1.1.3 "AIM Rules" means the AIM Rules of the London Stock Exchange in force from time to time;

      1.1.4 "Conditions" means the conditions in clause 2.2 upon and subject to which this Agreement has been exchanged;

      1.1.5 "Directors" means those persons whose names and addresses appear in column 1 of Schedule 2;

      1.1.6 "Investors" means those persons whose names and addresses appear in column 1 of Schedule 1;

      1.1.7 "Investors Placing Commitment" means the aggregate of the UK sterling amounts for which the Investors agree to subscribe pursuant to clause 2.1;

      1.1.8 "Placing" means the proposed conditional placing by S&WCF of new common shares in the capital of the Company to raise not less than (pound)1.6 million (before expenses) and not more than (pound)1.9 million (before expenses) (or such other respective amounts as the parties may agree in writing) on the terms and subject to the conditions of the Placing Agreement;

      1.1.9 "Placing Agreement" means the agreement proposed to be entered into between inter alia the Company and S&WCF relating to the Placing;

      1.1.10   "Securities Act" means the US Securities Act of 1933, as amended;
               and

      1.1.11 "US Person" means any of the following: (i) a natural person resident to the United States; (ii) a partnership or corporation organised or incorporated

                                       2
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               under the laws of the United States; (iii) an estate of which any executor or administrator is a US Person; (iv) a trust of which any trustee is a US Person; (v) an agency or branch of a foreign entity located in the United States; (vi) a non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a US Person; (vii) a discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organised, incorporated, or (if an individual) resident in the United States; and (viii) a partnership or corporation if (A) organised or incorporated under the laws of any foreign jurisdiction; and (B) formed by a US Person principally for the purpose of investing in securities not registered under the Securities Act, unless it is organised or incorporated, and owned, by accredited investors (as defined in Rule 501(a) of the Securities Act) who are not natural persons, estates or trusts.

1.2 The headings to this Agreement are inserted for ease of reference only and shall not affect its interpretation or construction.

1.3   The Introduction and the Schedules form part of this Agreement.

1.4 References to clauses, recitals and the Schedules are to the clauses recitals and Schedules to this Agreement.

2.    PLACING COMMITMENT

2.1 The Investors hereby each agree, subject always to the Conditions, to subscribe for an amount of not less than that shown opposite his name in
      Schedule 1 to this Agreement for new common shares of the Company to be issued at a price of the UK sterling equivalent (calculated by reference to the UK sterling/US $ spot exchange rate shown on the website of the Financial Times at the close of business in London on the day prior to the date on which the Placing Agreement is signed) of US $0.1246 per common share on and subject to the terms of the Placing Agreement. Provided always that an Investor's obligations to subscribe for common shares of the Company may at his option be discharged in whole or in part by means of a subscription made on like terms by a fund manager who manages investments on his behalf, in which event the amount of the commitment set opposite his name in the Schedule will be reduced by the amount of the fund manager's subscription.

2.2 The obligations incurred by the Investors under this Agreement shall be conditional in all respects upon:-

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

      2.2.1 the Placing Agreement being entered into by the parties thereto and such agreement becoming unconditional in all respects and not having been terminated prior to Admission;

      2.2.2 Admission in relation to the existing and new common shares of the Company having become effective in accordance with the AIM Rules;

      2.2.3 placing commitments on the terms of the Placing Agreement being obtained:

               2.2.3.1 from persons other than the Investors to a total value of at least the amount by which the Investors Placing Commitment is less than (pound)1.6 million; and

               2.2.3.2  to a total value of not more than (pound)1.9 million,

               (or such other respective amounts as the parties may agree in writing);

      2.2.4 the Inland Revenue confirming that the Company would represent a qualifying company for the purposes of the Enterprise Investment Scheme and the Admission document containing a statement to the effect that the directors of the Company will seek to maintain the conditions required for the Company to continue to be a qualifying company for such purposes; and

      2.2.5 there having been no unforeseen material adverse change in the trading of the Company since the date of Company's last published results, being 30 September 2003, to the date of Admission,

      in each case (except in relation to clause 2.2.4) by no later than 3pm
      (BST) on 31 May 2004 or such later time and/or date as the parties may agree in writing.

2.3 The Directors hereby each agree subject always to the conditions set out in clause 2.4 to subscribe for the amount (on a pro rata basis, if applicable) by which the placing commitments pursuant to the Placing amount in aggregate to less than (pound)1.9 million but more than (pound)1.6 million subject to the maximum amount shown opposite his name in Schedule 2 to this Agreement for new 10% senior convertible debentures (of the same class and on the same terms as the Company's existing debentures) issued at par.

2.4 The obligations incurred by the Directors under this Agreement shall be conditional in all respects upon:-

      2.4.1 the Placing Agreement being entered into by the parties thereto and such agreement becoming unconditional in all respects and not having been terminated prior to Admission;

      2.4.2 Admission in relation to the existing and new common shares of the Company having become effective in accordance with the AIM Rules;

      2.4.3 placing commitments on the terms of the Placing Agreement being obtained to a total value of not less than (pound)1.6 million (or such other amount as the parties may agree in writing) pursuant to the Placing; and

      2.4.4    the Investors complying fully with their obligation in clause
               2.1,

      in each case by no later than 3pm (BST) on 31 May 2004 or such later time and/or date as the parties may agree in writing.

2.5 The Company shall enter into the Placing Agreement and use its reasonable endeavours to procure the fulfilment of clause 2.2.2 of the Conditions by no later than 3 pm (BST) on 31 May 2004 (or such later time and/or date as the parties may agree in writing) and shall take all such reasonable steps and give such reasonable undertakings as S&WCF may reasonably require in that regard.

2.6 The Company agrees that under the Placing the Investors will be allotted on or after 6 April 2004 (and in no event before such date) new common shares in the Company equivalent in full (rounded up to the nearest 100 shares) at the placing price to the amounts shown opposite their names in
      Schedule 1 to this Agreement.

2.7 The Investors hereby each acknowledge that the new common shares of the Company for which each of the Investors hereby subscribes: (i) have not been registered under the Securities Act; (ii) are being placed outside the United States to non-US Persons in "offshore transactions" in reliance on Regulation S of the Securities Act; (iii) are "restricted securities" as defined in Rule 144 of the Securities Act; and (iv) shall be represented by a certificate which shall bear a legend which shall read exactly as follows:

      "THE COMMON SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE US SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED UNLESS IT IS ESTABLISHED TO THE SATISFACTION OF THE COMPANY THAT SUCH TRANSFER IS EFFECTED (1) IN A TRANSACTION MEETING THE REQUIREMENTS OF REGULATION S UNDER THE SECURITIES ACT (2) PURSUANT TO AN EFFECTIVE REGISTRATION

      STATEMENT UNDER THE SECURITIES ACT, OR (3) PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, IN EACH CASE IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS. HEDGING TRANSACTIONS INVOLVING THE COMMON SHARES OF THE COMPANY MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT."

2.8 If any of the Conditions are not fulfilled (and are not waived by S&WCF and the Investors) or shall cease to be capable of being satisfied (and are not waived by S&WCF and the Investors) by 3 pm (BST) on 31 May 2004 (or such later time and/or date as the parties may agree in writing), this Agreement shall cease and terminate as regards the proposed Placing and no party will have any claim against any other party in relation thereto save in respect of any antecedent breach provided always that none of the Investors or S&WCF (as the case may be) shall have the right (i) to rely on the preceding provisions of this clause to the extent that any failure to fulfil any of the Conditions is the result of his/its own act or omission; or (ii) to waive any Condition without the prior written consent of the Company if he/it is under an obligation to fulfil that Condition pursuant to this Agreement.

2.9 The Investors, subject to the Conditions, shall approve and execute all such applications, placing letters, documents and agreements as may be required to give effect to the subscriptions referred to in clause 2.1 in accordance with the terms of the Placing.

3.    INVESTORS' REPRESENTATIONS AND UNDERTAKINGS

3.1 The Investors each hereby represents and warrants in relation to himself that:-

      3.1.1 the Investor has full power and capacity to enter into and deliver this Agreement and to the extent relevant or applicable, all documents and agreements relating thereto and to consummate and complete his proposed subscription for common shares of the Company as envisaged by this Agreement;

      3.1.2 this Agreement and all documents and agreements to be entered into in relation thereto will when executed constitute valid and binding obligations of the Investor, enforceable against him in accordance with their terms;

      3.1.3 the Investor (if not a distributor) is not a US Person and is not subscribing for new common shares of the Company for the account or benefit of a US Person (other than a distributor);

      3.1.4 the Investor is not relying on any information in relation to the Company other than that which is publicly available; and

      3.1.5 the Investor is not relying on any representations or warranties of the Company or S&WCF or of any director, employee or agent thereof.

3.2 Each of the Investors undertakes to resell any new common shares of the Company for which it subscribes, if at all, only in accordance with the provisions of Regulation S of the Securities Act, pursuant to registration under the Securities Act, or pursuant to an available exemption from registration under the Securities Act.

3.3 Each of the Investors undertakes not to engage in hedging transactions with regard to any new common shares of the Company for which it subscribes, unless in compliance with the Securities Act.

3.4 Each of the Investors undertakes not to enter into any agreement or do or execute any deed, act or thing or otherwise omit to do anything that is inconsistent with any obligation on his part under this Agreement or which may cause any of the Conditions not to be satisfied or fulfilled by 3 pm
      (BST) on 31 May 2004 or such later time and/or date as the parties may agree in writing.

4.    DIRECTORS' REPRESENTATIONS

      The Directors each hereby represents and warrants in relation to himself that:

4.1 the Director has full power and capacity to enter into and deliver this Agreement and to the extent relevant or applicable, all documents and agreements relating thereto and to consummate and complete his proposed subscription for new 10% senior convertible debentures in the Company as envisaged by this Agreement; and

4.2 this Agreement and all documents and agreements to be entered into in relation thereto will when executed constitute valid and binding obligations of the Director, enforceable against him in accordance with their terms.

5.    ANNOUNCEMENT

      None of the parties to this Agreement shall make or authorise any announcement concerning the terms or any matters contemplated by or ancillary to this Agreement except with the prior consent of the other parties, not to be unreasonably withheld or delayed. If and in the event that any announcement is nonetheless required by law or any securities exchanged or regulatory or governmental body (whether or not such requirement has the force of law), the parties agree that any such announcement shall only be made after prior consultation between the parties save where not reasonably practicable.

6.    GENERAL

6.1 Time shall be of the essence of this Agreement both as regards dates and times specified herein and as to any other times or dates which may by mutual agreement between the parties in writing be substituted.

6.2   Nothing contained in this Agreement shall exclude any liability for fraud.

6.3 The rights powers and remedies provided by this Agreement are cumulative and subject as otherwise provided in this Agreement are not exclusive of any rights, powers and remedies provided by law.

6.4 It is not intended by the parties to this Agreement that any term of it shall be enforceable under the Contracts (Rights of Third Parties) Act 1999 by any person who is not a party to this Agreement.

6.5 This Agreement may be executed in any number of counterparts, but it shall not take effect until each party has executed at least one counterpart. Each counterpart shall constitute an original but all counterparts together shall constitute a single agreement.

6.6 This Agreement shall be governed and construed in accordance with the laws of England and the parties hereto have agreed to submit to the non-exclusive jurisdiction of the English courts.

IN WITNESS whereof this Agreement has been signed by the parties or their duly authorised representatives on the day first set out above.

SIGNED by ROBERT CROWELL          )
for and on behalf of              )
ELCOM INTERNATIONAL, INC.         )

SIGNED by AZHIC BASIROV           )
for and on behalf of              )
SMITH & WILLIAMSON                )
CORPORATE FINANCE LIMITED         )

SIGNED by   ROBERT CROWELL        )
            (Print name)          )
in the presence of:               )
Witness
Signature   ______________________
Name        ______________________
Occupation  ______________________
Address     ______________________
            ______________________

SIGNED by   WILLIAM SMITH         )
            (Print name)          )
in the presence of:               )
Witness
Signature   ______________________
Name        ______________________
Occupation  ______________________
Address     ______________________
            ______________________

SIGNED by   _____________________ )
            (Print name)          )
in the presence of:               )
Witness
Signature   ______________________
Name        ______________________
Occupation  ______________________
Address     ______________________
            ______________________

SIGNED by   _____________________ )
            (Print name)          )
in the presence of:               )
Witness
Signature   ______________________
Name        ______________________
Occupation  ______________________
Address     ______________________
            ______________________

SIGNED by   _____________________ )
            (Print name)          )
in the presence of:               )
Witness
Signature   ______________________
Name        ______________________
Occupation  ______________________
Address     ______________________
            ______________________

SIGNED by   _____________________ )
            (Print signatory name))
for and on behalf of              )
_________________________________ )
(Print company name)              )

SIGNED by   _____________________ )
            (Print signatory name))
for and on behalf of              )
_________________________________ )
(Print company name)              )

SIGNED by   _____________________ )
            (Print signatory name))
for and on behalf of              )
_________________________________ )
(Print company name)              )

SIGNED by   _____________________ )
            (Print signatory name))
for and on behalf of              )
_________________________________ )
(Print company name)              )

SIGNED by   _____________________ )
            (Print signatory name))
for and on behalf of              )
_________________________________ )
(Print company name)              )

                                    SCHEDULE 2

                                    DIRECTORS

 NAME AND ADDRESS                            DEBENTURE SUBSCRIPTION ($)
------------------                           --------------------------
Robert J. Crowell                                     150,000

William W. Smith                                       50,000

NOTE: THE DEBENTURE INVESTMENT REFERRED TO ABOVE IS NOT PART OF THE PLACING AND, IF THE DEBENTURE INVESTMENT IS MADE, SUCH INVESTMENT WOULD BE MADE SOLELY IN THE US AND WOULD BE A SEPARATE TRANSACTION FROM THE PLACING.


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